Exhibit 32.2

                     Beacon Enterprise Solutions Group, Inc.

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

      The undersigned executive officer of Beacon Enterprise Solutions Group, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

o the quarterly report on Form 10-QSB of the Company for the quarter ended March 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2008                                   /s/ Robert R. Mohr
                                                     ---------------------------
                                                     Robert R. Mohr
                                                     Principal Financial Officer